® Sonic Automotive – Investor Presentation Second Quarter 2023 Updated July 27, 2023

2 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. These statements can generally be identified by lead-in words such as “may,” “will,” “should,” “could,” “believe,” “expect,” “estimate,” “anticipate,” “intend,” “plan,” “project,” “foresee” and other similar words or phrases. Statements that describe our Company’s objectives, plans or goals are also forward-looking statements. Examples of such forward- looking information we may be discussing in this presentation include, without limitation, our anticipated future new vehicle unit sales volume, revenues and profitability, our anticipated future used vehicle unit sales volume, revenues and profitability, future levels of consumer demand for new and used vehicles, our anticipated future parts, service and collision repair (“Fixed Operations”) gross profit, our anticipated expense reductions, long-term annual revenue and profitability targets, anticipated future growth capital expenditures, profitability and pricing expectations in our EchoPark Segment, EchoPark’s omnichannel strategy, anticipated future EchoPark population coverage, anticipated future EchoPark revenue and unit sales volume, anticipated future performance and growth of our Franchised Dealerships Segment, anticipated growth of our Powersports Segment, anticipated liquidity positions, anticipated industry new vehicle sales volume, the implementation of growth and operating strategies, including acquisitions of dealerships and properties, anticipated future acquisition synergies, the return of capital to stockholders, anticipated future success and impacts from the implementation of our strategic initiatives, and earnings per share expectations. You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties include, without limitation, economic conditions in the markets in which we operate, supply chain disruptions and manufacturing delays, labor shortages, the impacts of inflation and increases in interest rates, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and other reports and information filed with the United States Securities and Exchange Commission (the “SEC”). These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements, except as required under federal securities laws and the rules and regulations of the SEC.

3 Company Overview

4 ® Sonic Automotive: Who We Are QUICK FACTS (NYSE: SAH) a Fortune 500 Company and One of the Nation’s Largest Automotive Retailers 146 25+ 20 16 $14.0 Billion $2.3 Billion 103K New Vehicles Sold 173K Total Revenues Automotive Brands Locations Used Vehicles Sold Collision Centers States Gross Profit Note: Location Counts As Of July 27, 2023 Revenues, Gross Profit, New & Used Vehicles Sold are for FY 2022 Our Core Franchised Dealerships Segment Is A Full-Service Automotive Retail Business With Strategic Growth Levers Across Multiple Business Lines And A Diversified Brand Portfolio Our High Growth Potential EchoPark Segment Offers A Unique Approach To Pre-Owned Vehicle And F&I Sales Below-Market Pricing With A No Haggle Purchase Experience Drives Industry-Leading Used Vehicle Volume Throughput Early-Stage Consolidation Growth Opportunity At Attractive Multiples

5 Investment Highlights Multiple Growth And Profit Drivers For Franchised Dealerships Segment Unique, High Return Potential EchoPark Business Model Broad Revenue Stream Diversification Complementary Relationship Between Operating Segments Disciplined Capital Allocation To Drive Shareholder Returns Focused On Expense Control And Maintaining Strong Balance Sheet

6 Revenue Composition BY GEOGRAPHY TX 26% CA 22% CO 8% TN 7% ID 6% FL 6% AL 5% NC 4% GA 4% VA 2% MD 2% SC 2% All Others 6% Broad Geographic Distribution Geographic Footprint, Revenue Streams and Brand Mix Offer Attractive Diversification Across the Automotive Retail Space Note: Percentages are Percent of Total Revenue for Year Ended December 31, 2022

7 Revenue Composition – Diversified Revenue Streams Note: Percentages are Percent of Total for the Year Ended December 31, 2022 5% 29% 11% 34% 43% 8% 41% 29% Revenue Gross Profit New Vehicle Used Vehicle (Including Wholesale) Parts, Service & Collision Repair ("Fixed Operations") Finance & Insurance ("F&I") Brand Distribution Note: Percentages are Percent of Total Revenue for the Year Ended December 31, 2022 Brand % of Revenue Franchise Brand % of Revenue BMW 21% Mercedes 10% Audi 5% Lexus 4% Porsche 3% Land Rover 3% Cadillac 2% Other Luxury (1) 4% Honda 8% Toyota 7% Other Import (2) 3% EchoPark 17% Non-Franchise 17% Chevrolet GMC Buick 5% Ford 4% Chrysler Dodge Jeep RAM 4% Powersports <1% Powersports (3) <1% Luxury 52% 18%Import Domestic 13% (1) Includes Alfa Romeo, Infiniti, Jaguar, Maserati, MINI and Volvo (2) Includes Hyundai, Nissan, Mazda, Subaru and Volkswagen (3) Includes Harley-Davidson, Kawasaki, BRP, Polaris, Honda, Suzuki, BMW Motorrad, Yamaha, Ducati, and Indian Motorcycle Business Line Mix Majority Of Gross Profit Driven By Stable Business Lines

8 ® EchoPark Automotive – A Unique Growth Story Planned Nationwide Distribution Network At Maturity Unique, High Return Potential Business Model Focus On High Quality Pre-Owned Vehicles, In-Store or Online Plan To Reach 90% Of U.S. Population At Maturity Priced Up To $3,000 Below Market With Simplified, Easy Purchase Experience Focus On Pre-Owned Market – 2.5x Larger & More Stable Than New Vehicle Market The New Car Alternative™ Price. Quality. Experience. Note: Expected U.S. population reach is a projection, actual results may differ. See “Forward-Looking Statements.”

9 Strategic Focus • Continued Growth Opportunity In Parts & Service, F&I Per Unit • Ongoing Profitability Enhancement Through SG&A Expense Control, Inventory Management • Pursue Strategic Acquisition Opportunities As Market Evolves • Utilize Existing Infrastructure To Support Omnichannel Distribution Network • Targeting Return To Breakeven EBITDA By Q1 2024 • Growing eCommerce Presence Offers Scalable Incremental Reach • Addressable Market Opportunity Of 2 Million Vehicles Annually At Maturity • Positioned To Resume Expansion Of EchoPark Footprint As Used Vehicle Market Conditions Improve • Focus On Guest Experience And eCommerce Opportunity To Drive Market Share Gains • Balanced Capital Allocation Strategy Prioritizes Highest Return on Investment • Return Of Capital To Shareholders Via Share Repurchase Program And Dividend • Further Diversify Business Model In Adjacent Sectors (Powersports) Franchised Dealerships EchoParkStrategic Focus Note: Profitability and unit sales volume projections are estimates of future results. Actual results may differ. See “Forward-Looking Statements.”

10 Strong Balance Sheet And Liquidity June 30, 2023 December 31, 2022 (In Millions) Cash and cash equivalents 119.7$ 229.2$ Floor plan deposit balance 287.0 272.0 Availability under the 2021 Revolving Credit Facility 289.0 292.9 Availability under the 2019 Mortgage Facility 173.0 - Total available liquidity resources 868.7$ 794.1$ Covenant Requirement* June 30, 2023 December 31, 2022 Liquidity ratio >= 1.05 1.30 1.38 Fixed charge coverage ratio >= 1.20 1.62 1.87 Total lease adjusted leverage ratio <= 5.75 2.72 2.31 Net debt to Adjusted EBITDA ratio(1) 2.01 1.69 Cash On Hand And Total Liquidity Remain At Target Levels Leverage Ratios Remain Within Our Internal Target Range Total Cash On Hand (1) Refer To Appendix For Calculation And Reconciliation of Adjusted EBITDA (A Non-GAAP Measure) and Net Debt To Adjusted EBITDA Ratio (A Non-GAAP Measure) * As Defined In The 2021 Revolving Credit Facility and 2019 Mortgage Facility

11 Share Repurchase Update ($ in Millions) Share Repurchase Authorization Remaining at December 31, 2022 464.3$ YTD 2023 Share Repurchase Activity (90.7) Remaining Authorization 373.6$ 43.1 41.8 40.7 36.2 35.4 30.0 35.0 40.0 45.0 Dec 2019 Dec 2020 Dec 2021 Dec 2022 Jun 2023 (T ot al C la ss A a nd C la ss B O ut st an di ng S ha re s, In M illi on s) 18% Reduction In Outstanding Share Count Since 2019

12 Franchised Dealerships

13 New & Used Vehicle Sales Parts & Service (P&S) Finance & Insurance (F&I) ® Franchised Dealerships Franchised Dealerships108 Brands, Luxury Weighted25+ Diversified Revenue Streams • New & Used Vehicle Sales • Parts Service (P S) • Finance & Insurance (F&I) Collision Repair Centers16 18 States Stable Business With Organic And Acquisition Growth Opportunities Resilient And Flexible Business Model Through Economic Cycles

14 Franchised Dealerships – Geographic Footprint Diversified Geographic Market Platform 108 Stores, 25+ Brands, 16 Collision Repair Centers

15 Franchised Dealerships – Strategic Growth Levers Mature Cash Flows + Multiple Growth Drivers Pursue Strategic Acquisitions Opportunities Grow Parts and Service Retention Maximize F&I Penetration High Used Vehicle Volume Throughput Data-Driven Inventory Management Apply EchoPark Learnings Develop Omnichannel Platform SG&A Expense Discipline Realize Synergies From Acquisitions

16 EchoPark

17 EchoPark – Brand Promise Up To 40% Below New Vehicle Price Up To $3,000 Below Used Vehicle Market Price High Quality Pre-Owned Vehicles With Available Warranty Transparent Guest-Centric Experience New Car Feel Without The New Car Price Complete Purchase In Under An Hour Free CARFAX Report With Every Vehicle Buy & Sell Your Way – On-Site Or Online P r i c e . Q u a l i t y. E x p e r i e n c e . L o w C o s t O m n i c h a n n e l M o d e l

18 EchoPark – Planned Nationwide Distribution Network Target 90% Population Coverage At Maturity Note: Future locations and U.S. population coverage are based on projections. Actual results may differ. See “Forward-Looking Statements.” Suspended Operations Expected Coverage Area Existing Retail Hub Future New Market Opportunities Suspended Operations Can Be Reopened Once Market Conditions Improve

19 EchoPark – Addressable Market Opportunity * Share Of Vehicles That Fit Core1-4-Year-Old Model In Existing EchoPark Markets Plan To Achieve 90% Population Coverage At Maturity Once Market Conditions Improve Target 10% Market Share Already Achieving This Share* In Most Mature Market Priced Up to $3,000 Below Market Price Competes On Price vs. Older Vehicles, Consumer Can Buy Newer Vehicle For Same Price Pricing Up To 40% Below New Converts Prospective New Car Buyers 2 MILLION Opportunity 15+ MILLION 1–4-Year-Old Vehicles 10+ MILLION 5–8-Year- Old Vehicles 13+ MILLION New Vehicles Long-Term Strategy Remains Focused On Nearly-New, 1–4-Year-Old Vehicle Segment Despite Recent Strategic Adjustments To Include 5+ Year-Old Inventory Annual Retail Vehicle Sales Volume Note: Annual Retail Vehicle Sales Volume, EchoPark Volume Opportunity, Population Coverage And Market Share Targets Are Based On Projections. Actual Results May Differ. See “Forward-Looking Statements.”

20 EchoPark – Industry Headwinds & Action Plan Industry Headwinds • Supply Chain Disruption Continues To Suppress New Vehicle Production And Inventory Levels – Began To Ease In Q1 2023 But Nearly-New Vehicle Sourcing Challenges Are Expected To Persist Beyond 2023 • Elevated Used Prices And Interest Rates Continue To Negatively Impact Consumer Affordability And Industry Sales Volume • At Wholesale Auction, Off-Lease/Off-Rental Inventory Supply Remains Limited And Expensive • Used Wholesale Pricing Volatility – After Increasing 6.3% In Q1 2023, 3-Year-Old Vehicle Manheim Prices Decreased 6.3% In Q2 2023 – We Anticipate A 5-10% Decrease In Second Half Of 2023 EchoPark Action Plan • In June 2023, Indefinitely Suspended Operations At Eight EchoPark Retail Hubs And 14 Related EchoPark Delivery/Buy Centers, As Well As Three Northwest Motorsport Locations Within The EchoPark Segment (Collectively, the “Closed EchoPark Stores”), Representing A Total of $13.2 Million Of Q2 2023 Reported Segment Losses • Expect Ongoing Expenses Associated With The Closed EchoPark Stores Between $2.5 Million To $3.0 Million Per Quarter • Anticipated Reallocation Of Inventory And Resources To Smaller Store Footprint Should Accelerate Profitability Improvement Despite Ongoing Used Vehicle Market Challenges • Reiterate Expected Return To Breakeven EchoPark Segment Adjusted EBITDA In Q1 2024 • Plan To Resume Disciplined Expansion Of EchoPark Nationwide Distribution Network As Market Conditions Improve • Remain Focused On Sourcing More Vehicles From Non-Auction Sources (23% Of Q2 2023 Sales vs. Historically Less Than 10%) And Expanding Inventory To Include 5+ Year-Old Vehicles (18% of Q2 2023 Sales), Driving Lower Inventory Acquisition Cost And 35% Lower Retail Selling Price, Benefiting Consumer Affordability Note: Expected Improvement In Adjusted EBITDA Losses Is Based On Projections. Actual Results May Differ. See “Forward-Looking Statements.”

21 EchoPark Segment – Growth Path 212 660 881 920 764 941 1,136 1,585 1,685 1,673 2,049 2,400 4,496 5,518 7,459 7,698 8,762 11,051 12,587 13,206 12,676 13,986 13,207 15,127 14,841 19,670 21,261 21,255 15,649 14,931 16,496 15,245 17,435 19,980 17,084 $- $100 $200 $300 $400 $500 $600 $700 (In M illi on s) Quarterly Used Retail Units Quarterly Revenue Wholesale Price Increases In Late Q1 2023 Reversed Through Q2 2023, Driving Lower Unit Sales Volume To Manage Losses Due To GPU Compression Expect Continued Wholesale Price Declines Through Remainder Of 2023 Note: Expected 2023 Wholesale Price Declines Are Based On Projections. Actual Results May Differ. See “Forward-Looking Statements.”

22 EchoPark Segment – Adjusted EBITDA Trend $4.9 $4.9 $6.4 $5.3 $5.2 $5.6 $3.2 ($3.6) $5.3 ($10.9) ($30.5) ($19.2) ($36.2) ($30.8) ($23.7) ($24.1) ($24.4) ($27.3) $0.7 $0.9 $1.5 $2.0 $4.6 $6.7 $3.4 $0.5 $(1.3) $(12.5) $(4.5) $(40) $(30) $(20) $(10) $- $10 Q 1 2019 Q 2 2019 Q 3 2019 Q 4 2019 Q 1 2020 Q 2 2020 Q 3 2020 Q 4 2020 Q 1 2021 Q 2 2021 Q 3 2021 Q 4 2021 Q 1 2022 Q 2 2022 Q 3 2022 Q 4 2022 Q 1 2023 Q 2 2023 EchoPark All Other (In M illi on s) Target Breakeven Adjusted EBITDA In Q1 2024 Refer To Appendix For Calculation And Reconciliation of Adjusted EBITDA (A Non-GAAP Measure). Note: Expected Improvement In Adjusted EBITDA Losses Is Based On Projections. Actual Results May Differ. See “Forward-Looking Statements.” Note: EchoPark Brand Data Includes EchoPark-Branded Stores And Corporate/Holding Company Results. All Other Pre-Owned Data Includes Northwest Motorsport And Other Acquired Pre- Owned Businesses That Have Not Been Re-Branded As EchoPark.

23 Powersports

24 Powersports – Opportunistic Growth • Growth Via Acquisition At Attractive Earnings Multiples • Consolidation Opportunity In A $34 Billion Market* Where 85% Of U.S. Dealers Own A Single Location • Drive Profitability Enhancement Through Technology And Process Development • Generate Higher Margins Compared To Traditional Automotive Retail * Estimated Value Of North American Powersports Industry In 2022, Per Global Market Insights Sonic Powersports

25 Omnichannel Strategy

26 Buy & Sell Your Way • Complete A Traditional Vehicle Purchase Experience With A Modern, Technology- Enabled Approach • Can Be Completed In Under An Hour • Research Online, Utilize Chat, Text, Phone, Zoom To Reduce In-Person Process • Review And Select Insurance Products And Financing Options • Includes Online Trade-In Appraisal And Firm Purchase Offer • Complete A Full eCommerce Transaction In Minutes • Conveniently Test Drive And Finalize Purchase At Franchised Dealership, EchoPark Retail Hub Or EchoPark Delivery Center Buy & Sell Your Way Start Online, Finish On-Site Or Buy Completely Online Buy On-Site • Our Blend Of Brick And Mortar And eCommerce Strategies Allows Guests To Choose Their Preferred Buying Approach • A Flexible, Guest- Centric Experience With Options • Will Be Seamless To The Guest, Regardless Of Which Path They Choose Represents 33% Of Q2 2023 EchoPark Unit Sales Volume

27 New EchoPark.com Results to Date Rolled Out To 100% Of National Web Traffic In June 2022 Conversion Rate 30% Higher Compared To Old Website Q2 2023 F&I of $2,025 Per Unit Exceeding Projections For End-To-End Online F&I Product Sales Over 30% Of Vehicles Sold Out Of Market In Q2 2023, Driving Incremental Reach 4.0 Million Unique Visitors To EchoPark.com In Q2 2023

28 Appendix

29 GAAP Income Statement Annual Trend – Consolidated NM = Not MeaningfulNote: Earnings (Loss) Per Share and Gross Profit Per Unit Metrics Are Calculated Based On Actual Unrounded Amounts FY 2022 Better / (Worse) % Change (In millions, except unit, per unit, and per share data) FY 2022 FY 2021 FY 2020 FY 2019 FY 2018 Year-Over-Year Revenues: Retail new vehicles 5,622.6$ 4,993.4$ 4,224.4$ 4,777.3$ 4,905.9$ 13% Fleet new vehicles 99.4 124.6 56.8 111.9 68.2 (20%) Total new vehicles 5,722.0 5,118.0 4,281.2 4,889.2 4,974.1 12% Used vehicles 5,515.4 4,933.6 3,604.2 3,490.0 2,973.5 13% Wholesale vehicles 484.9 367.2 197.4 202.8 217.6 32% Total vehicles 11,722.3 10,418.8 8,082.8 8,582.0 8,165.2 13% Parts, service and collision repair 1,599.7 1,340.4 1,194.3 1,395.3 1,380.9 15% Finance, insurance and other, net ("F&I") 679.1 637.2 489.9 477.0 405.5 7% Total revenues 14,001.1 12,396.4 9,767.0 10,454.3 9,951.6 13% Gross profit: Retail new vehicles 662.8 459.8 233.2 231.7 240.5 44% Fleet new vehicles 4.9 1.6 0.9 1.4 1.0 201% Total new vehicles 667.7 461.4 234.1 233.1 241.5 45% Used vehicles 180.8 133.0 105.2 147.4 143.0 37% Wholesale vehicles (3.1) 9.6 0.1 (4.5) (11.3) (131%) Total vehicles 845.4 604.0 339.4 376.0 373.2 40% Parts, service and collision repair 792.5 673.1 594.3 668.0 667.4 18% Finance, insurance and other, net 679.1 637.2 489.9 477.0 405.5 7% Total gross profit 2,317.0 1,914.3 1,423.6 1,521.0 1,446.1 21% SG&A expenses (1,555.1) (1,274.7) (1,028.7) (1,099.4) (1,145.3) (22%) Impairment charges (320.4) (0.1) (270.0) (20.8) (29.5) NM Depreciation and amortization (127.5) (101.1) (91.0) (93.1) (93.6) (26%) Operating income (loss) 314.0 538.4 33.9 307.7 177.7 (42%) Interest expense, floor plan (34.3) (16.7) (27.2) (48.5) (48.4) (105%) Interest expense, other, net (89.9) (48.0) (41.6) (53.0) (54.1) (87%) Other income (expense), net 0.2 (15.5) 0.1 (6.6) 0.1 NM Income (loss) from continuing operations before taxes 190.0 458.2 (34.8) 199.6 75.3 (59%) Income tax benefit (expense) (101.5) (109.3) (15.9) (55.1) (22.9) 7% Net income (loss) from continuing operations 88.5$ 348.9$ (50.7)$ 144.5$ 52.4$ (75%) Diluted weighted-average shares outstanding 39.7 43.3 42.5 43.7 43.0 8% Diluted earnings (loss) per share from continuing operations 2.23$ 8.06$ (1.19)$ 3.31$ 1.22$ (72%) Unit sales volume: Retail new vehicles 101,168 99,943 91,939 111,457 120,819 1% Fleet new vehicles 2,115 3,543 1,342 2,674 1,898 (40%) Used vehicles 173,209 183,292 159,025 162,149 139,605 (6%) Wholesale vehicles 35,323 36,795 32,057 34,153 34,167 (4%) Gross profit per unit ("GPU"): Retail new vehicles 6,552$ 4,600$ 2,536$ 2,078$ 1,991$ 42% Used vehicles 1,044$ 720$ 667$ 909$ 1,024$ 45% F&I 2,475$ 2,250$ 1,952$ 1,743$ 1,557$ 10%

30 Non-GAAP Reconciliation – Annual Trend – Consolidated NM = Not Meaningful Note: Earnings (Loss) Per Share and SG&A Expenses As A Percentage Of Gross Profit Metrics Are Calculated Based On Actual Unrounded Amounts Note: Balance Sheet Amounts Are As Of December 31 For The FY Then Ended, Balance Sheet Amounts For LTM Q2 2023 Are As Of June 30, 2023 (In millions, except per share data) LTM Q2 2023 FY 2022 FY 2021 FY 2020 FY 2019 FY 2018 Reported net income (loss) from continuing operations 88.5$ 348.9$ (50.7)$ 144.5$ 52.4$ Adjustments: Impairment charges 320.4$ -$ 269.2$ 19.6$ 29.5$ Acquisition and disposition-related (gain) loss (9.1) 1.2 (9.2) (76.0) (38.9) Long-term compensation charges 4.4 6.5 - 6.3 34.1 Loss on debt extinguishment - 15.6 - 7.2 - Legal and storm damage charges - - - - 5.7 Loss (gain) on exit of leased dealerships - - - - 1.5 Total pre-tax adjustments 315.7 23.3 260.0 (42.9) 31.9 Tax effect of above items (22.6) (5.9) (40.4) 14.2 (7.4) Total net income effect of adjustments 293.1 17.4 219.6 (28.7) 24.5 Adjusted net income (loss) from continuing operations 381.6$ 366.3$ 168.9$ 115.8$ 76.9$ Diluted weighted-average shares outstanding 39.7 43.3 43.9 43.7 43.0 Adjusted diluted earnings (loss) per share from continuing operations 9.61$ 8.46$ 3.85$ 2.65$ 1.79$ Reported SG&A expenses (1,555.1)$ (1,274.7)$ (1,028.7)$ (1,099.4)$ (1,145.3)$ Acquisition and disposition-related (gain) loss (9.1) 1.2 (9.2) (76.0) (38.9) Long-term compensation charges 4.4 6.5 - 6.3 34.1 Legal and storm damage charges - - - - 5.7 Loss (gain) on exit of leased dealerships - - - - 1.5 Adjusted SG&A expenses (1,559.8)$ (1,267.0)$ (1,037.9)$ (1,169.1)$ (1,142.9)$ Adjusted SG&A expenses as a percentage of gross profit 67.3% 66.2% 72.9% 76.9% 79.0% Reported net income (loss) (32.5)$ 88.5$ 348.9$ (51.4)$ 144.1$ 51.7$ Income tax (benefit) expense 62.5 101.5 109.3 15.6 55.0 22.6 Income (loss) before taxes 30.0 190.0 458.2 (35.8) 199.1 74.3 Non-floor plan interest 99.0 84.7 44.7 38.7 50.5 52.0 Depreciation and amortization 142.8 132.7 104.3 93.9 95.6 96.7 Stock-based compensation expense 18.0 16.0 15.0 11.7 10.8 11.9 Loss (gain) on exit of leased dealerships 0.4 - - - (0.2) 1.7 Impairment charges 383.0 320.4 0.1 270.0 20.8 29.5 Loss on debt extinguishment - - 15.6 - 6.7 - Long-term compensation charges 4.2 4.4 8.0 - - 32.5 Acquisition and disposition-related (gain) loss (29.4) (9.7) (0.4) (8.2) (74.8) (39.3) Adjusted EBITDA 659.9$ 738.5$ 645.5$ 370.3$ 308.5$ 259.3$ Long-term debt (including current portion) 1,732.5$ 1,751.7$ 1,561.2$ 720.1$ 706.9$ 945.1$ Cash and equivalents (119.7) (229.2) (299.4) (170.3) (29.1) (5.9) Floor plan deposit balance (287.0) (272.0) (99.8) (73.2) - - Net debt 1,325.8$ 1,250.5$ 1,162.0$ 476.6$ 677.8$ 939.2$ Net debt to adjusted EBITDA ratio 2.01 1.69 1.80 1.29 2.20 3.62 Long-term debt (including current portion) to adjusted EBITDA ratio 2.63 2.37 2.42 1.94 2.29 3.64

31 GAAP Income Statement Quarterly Trend – Consolidated NM = Not MeaningfulNote: Earnings (Loss) Per Share and Gross Profit Per Unit Metrics Are Calculated Based On Actual Unrounded Amounts Q2 2023 Better / (Worse) % Change (In millions, except unit, per unit, and per share data) Q2 2023 Q1 2023 Q4 2022 Q3 2022 Q2 2022 Sequential Year-Over-Year Revenues: Retail new vehicles 1,608.2$ 1,442.8$ 1,555.3$ 1,371.8$ 1,344.3$ 11% 20% Fleet new vehicles 28.3 18.8 29.3 32.0 19.8 51% 42% Total new vehicles 1,636.5 1,461.6 1,584.6 1,403.8 1,364.1 12% 20% Used vehicles 1,305.9 1,344.9 1,341.1 1,355.9 1,448.3 (3%) (10%) Wholesale vehicles 91.5 85.6 80.0 114.6 121.4 7% (25%) Total vehicles 3,033.9 2,892.1 3,005.7 2,874.3 2,933.8 5% 3% Parts, service and collision repair 443.7 430.5 411.1 408.2 399.2 3% 11% Finance, insurance and other, net ("F&I") 175.3 168.6 173.8 165.6 173.2 4% 1% Total revenues 3,652.9 3,491.2 3,590.6 3,448.1 3,506.2 5% 4% Gross profit: Retail new vehicles 141.4 138.1 164.6 162.2 168.3 2% (16%) Fleet new vehicles 1.3 0.9 1.8 1.3 0.9 39% 31% Total new vehicles 142.7 139.0 166.4 163.5 169.2 3% (16%) Used vehicles 31.5 30.0 35.5 51.0 46.6 5% (32%) Wholesale vehicles (1.0) 3.0 (3.7) (2.2) 1.1 (132%) (188%) Total vehicles 173.2 172.0 198.2 212.3 216.9 1% (20%) Parts, service and collision repair 220.4 212.9 204.1 202.8 198.7 4% 11% Finance, insurance and other, net 175.3 168.6 173.8 165.6 173.2 4% 1% Total gross profit 568.9 553.5 576.1 580.7 588.8 3% (3%) SG&A expenses (391.9) (412.8) (366.3) (399.0) (402.8) 5% 3% Impairment charges (62.6) - (320.4) - - NM NM Depreciation and amortization (36.1) (34.3) (33.5) (32.8) (31.2) (5%) (16%) Operating income (loss) 78.3 106.4 (144.1) 148.9 154.8 (26%) (49%) Interest expense, floor plan (17.0) (14.6) (13.6) (9.6) (6.1) (17%) (176%) Interest expense, other, net (28.9) (28.4) (24.9) (22.9) (21.3) (2%) (36%) Other income (expense), net 0.1 0.2 0.1 - (0.2) NM NM Income (loss) before taxes 32.5 63.6 (182.5) 116.4 127.2 (49%) (74%) Income tax benefit (expense) (9.1) (15.9) (8.4) (29.1) (32.5) 43% 72% Net income (loss) 23.4$ 47.7$ (190.9)$ 87.3$ 94.8$ (51%) (75%) Diluted weighted-average shares outstanding 36 36.9 36.5 39.2 40.5 2% 11% Diluted earnings (loss) per share 0.65$ 1.29$ (5.22)$ 2.23$ 2.34$ (50%) (72%) Unit sales volume: Retail new vehicles 28,754 25,657 27,278 24,776 24,427 12% 18% Fleet new vehicles 590 441 661 672 422 34% 40% Used vehicles 42,972 45,531 44,303 42,069 44,764 (6%) (4%) Wholesale vehicles 8,801 8,406 8,094 8,263 8,545 5% 3% Gross profit per unit ("GPU"): Retail new vehicles 4,918$ 5,381$ 6,034$ 6,547$ 6,890$ (9%) (29%) Used vehicles 732$ 660$ 800$ 1,211$ 1,041$ 11% (30%) F&I 2,445$ 2,369$ 2,428$ 2,477$ 2,503$ 3% (2%)

32 Non-GAAP Reconciliation – Quarterly Trend – Consolidated NM = Not MeaningfulNote: Earnings (Loss) Per Share and SG&A Expenses As A Percentage Of Gross Profit Metrics Are Calculated Based On Actual Unrounded Amounts Q2 2023 Better / (Worse) % Change (In millions, except per share data) Q2 2023 Q1 2023 Q4 2022 Q3 2022 Q2 2022 Sequential Year-Over-Year Reported net income (loss) 23.4$ 47.7$ (190.9)$ 87.3$ 94.8$ (51%) (75%) Adjustments: Impairment charges 62.6$ -$ 320.4$ -$ -$ NM NM Acquisition and disposition-related (gain) loss (20.7) - (9.1) - - NM NM Severance and long-term compensation charges 2.2 2.0 - - 4.4 NM NM Hail and storm damage charges 1.9 - - - - NM NM Lease exit charges 0.4 - - - - NM NM Used vehicle inventory valuation adjustment 10.0 - - - - NM NM Total pre-tax adjustments 56.4 2.0 311.3 - 4.4 NM NM Tax effect of above items (13.8) (0.5) (22.6) - - NM NM Total net income effect of adjustments 42.6 1.5 288.7 - 4.4 NM NM Adjusted net income (loss) 66.0$ 49.2$ 97.8$ 87.3$ 99.2$ 34% (34%) Diluted weighted-average shares outstanding 36 36.9 37.4 39.2 40.5 2% 11% Adjusted diluted earnings (loss) per share 1.83$ 1.33$ 2.61$ 2.23$ 2.45$ 38% (25%) Reported gross profit 568.9$ 553.5$ 576.1$ 580.7$ 588.8$ 3% (3%) Used vehicle inventory valuation adjustment 10.0 - - - - NM NM Adjusted gross profit 578.9$ 553.5$ 576.1$ 580.7$ 588.8$ 5% (2%) Reported SG&A expenses (391.9)$ (412.8)$ (366.3)$ (399.0)$ (402.8)$ 5% 3% Acquisition and disposition-related (gain) loss (20.7) - (9.1) - - NM NM Severance and long-term compensation charges 2.2 2.0 - - 4.4 NM NM Hail and storm damage charges 1.9 - - - - NM NM Lease exit charges 0.4 - - - - NM NM Adjusted SG&A expenses (408.1)$ (410.8)$ (375.4)$ (399.0)$ (398.4)$ 1% (2%) Adjusted SG&A expenses as a percentage of gross profit 70.5% 74.2% 65.2% 68.7% 67.7% 370 bps (280) bps Reported net income (loss) 23.4$ 47.7$ (190.9)$ 87.3$ 94.8$ NM NM Income tax (benefit) expense 9.1 15.9 8.4 29.1 32.5 NM NM Income (loss) before taxes 32.5 63.6 (182.5) 116.4 127.2 NM NM Non-floor plan interest 27.2 26.9 23.5 21.4 20.1 NM NM Depreciation and amortization 37.7 35.9 34.9 34.3 32.4 NM NM Stock-based compensation expense 5.6 5.0 3.6 3.8 4.2 NM NM Lease exit charges 0.4 - - - - NM NM Impairment charges 62.6 - 320.4 - - NM NM Severance and long-term compensation charges 2.2 2.0 - - 4.4 NM NM Acquisition and disposition-related (gain) loss (20.7) - (9.2) 0.5 0.1 NM NM Hail and storm damage charges 1.9 - - - - NM NM Used vehicle inventory valuation adjustment 10.0 - - - - NM NM Adjusted EBITDA 159.4$ 133.4$ 190.7$ 176.4$ 188.4$ 19% (15%)

33 GAAP Income Statement – Quarterly Trend – Franchised Dealerships Segment NM = Not MeaningfulNote: Gross Profit Per Unit Metrics Are Calculated Based On Actual Unrounded Amounts Q2 2023 Better / (Worse) % Change (In millions, except unit and per unit data) Q2 2023 Q1 2023 Q4 2022 Q3 2022 Q2 2022 Sequential Year-Over-Year Revenues: Retail new vehicles 1,583.3$ 1,421.0$ 1,534.5$ 1,359.6$ 1,341.7$ 11% 18% Fleet new vehicles 28.3 18.8 29.4 32.0 19.9 51% 42% Total new vehicles 1,611.6 1,439.8 1,563.9 1,391.6 1,361.6 12% 18% Used vehicles 774.5 767.6 823.4 842.4 871.9 1% (11%) Wholesale vehicles 55.6 58.4 52.6 75.7 79.3 (5%) (30%) Total vehicles 2,441.7 2,265.8 2,439.9 2,309.7 2,312.8 8% 6% Parts, service and collision repair 433.4 423.8 404.8 404.7 398.1 2% 9% Finance, insurance and other, net ("F&I") 132.2 117.1 128.0 125.9 129.8 13% 2% Total revenues 3,007.3 2,806.7 2,972.7 2,840.3 2,840.7 7% 6% Gross profit: Retail new vehicles 136.9 134.0 160.8 160.7 167.3 2% (18%) Fleet new vehicles 1.3 0.9 1.8 1.3 0.9 39% 31% Total new vehicles 138.2 134.9 162.6 162.0 168.2 2% (18%) Used vehicles 44.5 40.8 38.4 45.4 43.7 9% 2% Wholesale vehicles (1.0) 1.9 (3.2) (2.1) (0.5) (151%) (70%) Total vehicles 181.7 177.6 197.8 205.3 211.4 2% (14%) Parts, service and collision repair 215.4 209.6 200.9 201.0 198.1 3% 9% Finance, insurance and other, net 132.2 117.1 128.0 125.9 129.8 13% 2% Total gross profit 529.3 504.3 526.7 532.2 539.3 5% (2%) SG&A expenses (316.1) (331.2) (298.1) (332.0) (327.6) 5% 3% Impairment charges - - (115.5) - - NM NM Depreciation and amortization (27.9) (26.5) (26.0) (25.9) (25.2) (5%) (10%) Operating income (loss) 185.3 146.6 87.1 174.3 186.5 26% (1%) Interest expense, floor plan (11.9) (9.9) (9.8) (6.6) (3.9) (20%) (202%) Interest expense, other, net (27.5) (26.9) (23.4) (21.4) (20.2) (2%) (36%) Other income (expense), net - - - - (0.3) NM NM Income (loss) before taxes 145.9$ 109.8$ 53.9$ 146.3$ 162.1$ 33% (10%) Unit sales volume: Retail new vehicles 27,358 24,539 26,239 24,241 24,342 11% 12% Fleet new vehicles 590 441 661 672 422 34% 40% Used vehicles 25,197 25,107 26,631 26,647 28,156 0% (11%) Wholesale vehicles 5,516 5,483 5,616 5,813 5,851 1% (6%) Gross profit per unit ("GPU"): Retail new vehicles 5,003$ 5,463$ 6,130$ 6,627$ 6,871$ (8%) (27%) Used vehicles 1,765$ 1,626$ 1,442$ 1,704$ 1,553$ 9% 14% F&I 2,516$ 2,360$ 2,421$ 2,473$ 2,472$ 7% 2%

34 Non-GAAP Reconciliation – Quarterly Trend – Franchised Dealerships Segment NM = Not MeaningfulNote: SG&A Expenses As A Percentage Of Gross Profit Metrics Are Calculated Based On Actual Unrounded Amounts Q2 2023 Better / (Worse) % Change (In millions) Q2 2023 Q1 2023 Q4 2022 Q3 2022 Q2 2022 Sequential Year-Over-Year Reported income (loss) before taxes 145.9$ 109.8$ 53.9$ 146.3$ 162.1$ 33% (10%) Impairment charges - - 115.5 - - NM NM Segment income (loss) 145.9$ 109.8$ 169.4$ 146.3$ 162.1$ 33% (10%) Acquisition and disposition-related (gain) loss (20.9) - (9.1) - - NM NM Long-term compensation charges - - - - 4.4 NM NM Hail and storm damage charges 1.9 - - - - NM NM Adjusted segment income (loss) 126.9$ 109.8$ 160.3$ 146.3$ 166.5$ 16% (24%) Reported SG&A expenses (316.1)$ (331.2)$ (298.1)$ (332.0)$ (327.6)$ 5% 3% Acquisition and disposition-related (gain) loss (20.9) - (9.1) - - NM NM Long-term compensation charges - - - - 4.4 NM NM Hail and storm damage charges 1.9 - - - - NM NM Adjusted SG&A expenses (335.1)$ (331.2)$ (307.2)$ (332.0)$ (323.2)$ (1%) (4%) Adjusted SG&A expenses as a percentage of gross profit 63.3% 65.7% 58.3% 62.4% 59.9% 240 bps (340) bps Income (loss) before taxes 145.9$ 109.8$ 53.9$ 146.3$ 162.1$ NM NM Non-floor plan interest 25.8 25.4 22.0 19.9 19.1 NM NM Depreciation and amortization 29.3 28.2 27.4 27.3 26.4 NM NM Stock-based compensation expense 5.6 5.0 3.6 3.8 4.2 NM NM Impairment charges - - 115.5 - - NM NM Long-term compensation charges - - - - 4.4 NM NM Acquisition and disposition-related (gain) loss (20.7) - (9.2) 0.5 0.1 NM NM Hail and storm damage charges 1.9 - - - - NM NM Adjusted EBITDA 187.8$ 168.4$ 213.2$ 197.8$ 216.3$ 12% (13%)

35 GAAP Income Statement – Quarterly Trend – EchoPark Segment NM = Not MeaningfulNote: Gross Profit Per Unit Metrics Are Calculated Based On Actual Unrounded Amounts Q2 2023 Better / (Worse) % Change (In millions, except unit and per unit data) Q2 2023 Q1 2023 Q4 2022 Q3 2022 Q2 2022 Sequential Year-Over-Year Revenues: Retail new vehicles -$ 1.0$ 2.0$ 1.6$ 1.2$ (104%) (103%) Used vehicles 524.0 572.5 515.5 511.4 574.5 (8%) (9%) Wholesale vehicles 35.5 27.0 27.3 38.9 42.2 31% (16%) Total vehicles 559.5 600.5 544.8 551.9 617.8 (7%) (9%) Finance, insurance and other, net ("F&I") 41.1 50.0 44.5 38.9 43.1 (18%) (5%) Total revenues 600.6 650.5 589.3 590.8 660.9 (8%) (9%) Gross profit: Retail new vehicles - 0.1 0.2 (0.6) 0.7 (69%) (97%) Used vehicles (14.3) (11.8) (3.6) 5.0 2.4 (21%) (696%) Wholesale vehicles - 1.1 (0.3) (0.1) 1.6 (103%) (102%) Total vehicles (14.3) (10.6) (3.7) 4.3 4.7 (36%) (404%) Finance, insurance and other, net 41.1 50.0 44.5 38.9 43.1 (18%) (5%) Total gross profit 26.8 39.4 40.8 43.2 47.8 (32%) (44%) SG&A expenses (66.6) (73.8) (62.3) (63.4) (72.9) 10% 9% Impairment charges (62.6) - (204.9) - - NM NM Depreciation and amortization (7.4) (7.0) (7.0) (6.7) (5.9) (6%) (26%) Operating income (loss) (109.8) (41.4) (233.4) (26.9) (31.0) (165%) (254%) Interest expense, floor plan (4.8) (4.6) (3.9) (3.0) (2.2) (5%) (117%) Interest expense, other, net (0.9) (0.9) (0.9) (1.1) (1.0) 6% 18% Other income (expense), net 0.1 0.1 - - - NM NM Income (loss) before taxes (115.4)$ (46.8)$ (238.2)$ (31.0)$ (34.2)$ (147%) (237%) Unit sales volume: Retail new vehicles - 11 26 45 37 (100%) (100%) Used vehicles 17,084 19,980 17,435 15,245 16,496 (14%) 4% Wholesale vehicles 3,235 2,916 2,444 2,449 2,694 11% 20% Gross profit per unit ("GPU"): Total used vehicle and F&I 1,569$ 1,907$ 2,340$ 2,869$ 2,751$ (18%) (43%)

36 Non-GAAP Reconciliation – Quarterly Trend – EchoPark Segment NM = Not MeaningfulNote: SG&A Expenses As A Percentage Of Gross Profit Metrics Are Calculated Based On Actual Unrounded Amounts Q2 2023 Better / (Worse) % Change (In millions) Q2 2023 Q1 2023 Q4 2022 Q3 2022 Q2 2022 Sequential Year-Over-Year Reported income (loss) before taxes (115.4)$ (46.8)$ (238.2)$ (31.0)$ (34.2)$ (147%) (237%) Impairment charges 62.6 - 204.9 - - NM NM Segment income (loss) (52.8)$ (46.8)$ (33.3)$ (31.0)$ (34.2)$ (13%) (54%) Acquisition and disposition-related (gain) loss 0.2 - - - - NM NM Lease exit charges 0.4 - - - - NM NM Severance and long-term compensation charges 2.2 2.0 - - - NM NM Used vehicle inventory valuation adjustment 10.0 - - - - NM NM Adjusted segment income (loss) (40.0)$ (44.8)$ (33.3)$ (31.0)$ (34.2)$ 11% (17%) Reported gross profit 26.8$ 39.4$ 40.8$ 43.2$ 47.8$ (32%) (44%) Used vehicle inventory valuation adjustment 10.0 - - - - NM NM Adjusted gross profit 36.8$ 39.4$ 40.8$ 43.2$ 47.8$ (7%) (23%) Reported SG&A expenses (66.6)$ (73.8)$ (62.3)$ (63.4)$ (72.9)$ 10% 9% Acquisition and disposition-related (gain) loss 0.2 - - - - NM NM Lease exit charges 0.4 - - - - NM NM Severance and long-term compensation charges 2.2 2.0 - - - NM NM Adjusted SG&A expenses (63.8)$ (71.8)$ (62.3)$ (63.4)$ (72.9)$ 11% 13% Adjusted SG&A expenses as a percentage of gross profit 173.5% 182.1% 152.8% 146.8% 152.6% 860 bps (2,090) bps Income (loss) before taxes (115.4)$ (46.8)$ (238.2)$ (31.0)$ (34.2)$ NM NM Non-floor plan interest 0.8 0.9 0.9 1.1 1.0 NM NM Depreciation and amortization 7.6 7.0 7.0 6.8 5.9 NM NM Lease exit charges 0.4 - - - - NM NM Impairment charges 62.6 - 204.9 - - NM NM Long-term compensation charges 2.2 2.0 - - - NM NM Used vehicle inventory valuation adjustment 10.0 - - - - NM NM Adjusted EBITDA (31.8)$ (36.9)$ (25.4)$ (23.2)$ (27.3)$ (14%) 16%

37 GAAP Income Statement – Quarterly Trend – Powersports Segment NM = Not MeaningfulNote: Gross Profit Per Unit Metrics Are Calculated Based On Actual Unrounded Amounts Q2 2023 Better / (Worse) % Change (In millions, except unit and per unit data) Q2 2023 Q1 2023 Q4 2022 Q3 2022 Q2 2022 Sequential Year-Over-Year Revenues: Retail new vehicles 24.9$ 20.8$ 18.8$ 10.6$ 1.3$ 20% NM Used vehicles 7.4 4.8 2.1 2.0 1.9 54% NM Wholesale vehicles 0.4 0.2 0.1 - 0.1 NM NM Total vehicles 32.7 25.8 21.0 12.6 3.3 27% NM Parts, service and collision repair 10.3 6.7 6.3 3.5 1.1 54% NM Finance, insurance and other, net ("F&I") 2.0 1.5 1.3 0.9 0.3 31% NM Total revenues 45.0 34.0 28.6 17.0 4.7 33% NM Gross profit: NM Retail new vehicles 4.5 4.0 3.6 2.1 0.4 14% NM Used vehicles 1.3 1.0 0.7 0.6 0.5 30% NM Wholesale vehicles - - - - - NM NM Total vehicles 5.8 5.0 4.3 2.7 0.9 17% NM Parts, service and collision repair 5.0 3.3 3.1 1.8 0.5 52% NM Finance, insurance and other, net 2.0 1.5 1.3 0.9 0.3 31% NM Total gross profit 12.8 9.8 8.7 5.4 1.7 31% NM SG&A expenses (9.2) (7.8) (5.9) (3.6) (2.3) (17%) NM Impairment charges - - - - - NM NM Depreciation and amortization (0.8) (0.8) (0.6) (0.2) (0.1) (16%) NM Operating income (loss) 2.8 1.2 2.2 1.6 (0.7) 128% NM Interest expense, floor plan (0.3) (0.1) - - - NM NM Interest expense, other, net (0.5) (0.6) (0.6) (0.4) - 4% NM Other income (expense), net - 0.1 0.2 - - NM NM Income (loss) before taxes 2.0$ 0.6$ 1.8$ 1.2$ (0.7)$ 236% NM Unit sales volume: Retail new vehicles 1,396 1,107 1,013 490 48 26% NM Used vehicles 691 444 237 177 112 56% NM Wholesale vehicles 50 7 34 1 - NM NM Gross profit per unit ("GPU"): Retail new vehicles 3,235$ 3,573$ 3,535$ 4,304$ 7,401$ (9%) NM Used vehicles 1,942$ 2,328$ 2,860$ 3,328$ 4,196$ (17%) NM F&I 952$ 980$ 1,026$ 1,297$ 1,933$ (3%) NM

38 Non-GAAP Reconciliation – Quarterly Trend – Powersports Segment NM = Not MeaningfulNote: SG&A Expenses As A Percentage Of Gross Profit Metrics Are Calculated Based On Actual Unrounded Amounts Q2 2023 Better / (Worse) % Change (In millions) Q2 2023 Q1 2023 Q4 2022 Q3 2022 Q2 2022 Sequential Year-Over-Year Reported income (loss) before taxes 2.0$ 0.6$ 1.8$ 1.2$ (0.7)$ 236% NM Impairment charges - - - - - NM NM Segment income (loss) 2.0$ 0.6$ 1.8$ 1.2$ (0.7)$ 236% NM Reported SG&A expenses (9.2)$ (7.8)$ (5.9)$ (3.6)$ (2.3)$ (17%) NM Reported SG&A expenses as a percentage of gross profit 71.6% 80.1% 68.4% 66.2% 135.2% 850 bps NM Income (loss) before taxes 2.0$ 0.6$ 1.8$ 1.2$ (0.7)$ NM NM Non-floor plan interest 0.6 0.6 0.6 0.4 - NM NM Depreciation and amortization 0.8 0.7 0.5 0.2 0.1 NM NM Adjusted EBITDA 3.4$ 1.9$ 2.9$ 1.8$ (0.6)$ 79% NM

39 Non-GAAP Reconciliation – Adjusted EBITDA – EchoPark Segment (In millions) Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Income (loss) before taxes 0.2$ 1.7$ 2.1$ (14.5)$ 2.1$ 2.6$ 0.2$ (0.8)$ 2.0$ Non-floor plan interest 0.5 0.4 0.5 0.4 0.4 0.2 0.1 0.2 0.4 Depreciation and amortization 2.4 2.7 2.7 2.8 2.7 2.8 2.8 2.9 3.3 Loss (gain) on exit of leased dealerships - - - - - - - - - Impairment charges 1.9 - 1.1 16.6 - - - - - Long-term compensation charges - - - - - - - - 0.5 Acquisition and disposition-related (gain) loss - - - - - - - (5.2) - Used vehicle inventory adjustment - Adjusted EBITDA 5.0$ 4.8$ 6.4$ 5.3$ 5.2$ 5.6$ 3.1$ (2.9)$ 6.2$ (In millions) Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q22023 Income (loss) before taxes (14.4)$ (32.9)$ (26.8)$ (35.3)$ (34.2)$ (31.1)$ (238.2)$ (46.8)$ (115.4)$ Non-floor plan interest 0.3 0.3 0.7 0.7 1.0 1.1 0.9 0.9 0.8 Depreciation and amortization 4.2 4.0 4.9 5.1 5.9 6.8 7.0 7.0 7.4 Loss (gain) on exit of leased dealerships - - - - - - - - 0.4 Impairment charges - - 0.1 - - - 204.9 - 62.6 Long-term compensation charges 0.5 0.5 6.5 - - - - 2.0 2.2 Acquisition and disposition-related (gain) loss - (0.4) - - - - - - 0.2 Used vehicle inventory adjustment - - - - - - - - 10.0 Adjusted EBITDA (9.4)$ (28.5)$ (14.6)$ (29.5)$ (27.3)$ (23.2)$ (25.4)$ (36.9)$ (31.8)$

® Investor Relations Contact: Danny Wieland, Vice President, Investor Relations & Financial Reporting Sonic Automotive Inc. (NYSE: SAH) Email: ir@sonicautomotive.com Investor Relations Website: ir.sonicautomotive.com